EXHIBIT 99.1
FORM OF
LETTER OF TRANSMITTAL
DOLLAR FINANCIAL GROUP, INC.
Tender for any and all outstanding
9.75% Senior Notes due 2011,
which are not registered under the Securities Act of 1933,
in exchange for new
9.75% Senior Notes due 2011,
which have been registered under the Securities Act of 1933
PURSUANT TO THE PROSPECTUS DATED                                     , 2005
       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 PM, NEW YORK CITY TIME, ON                                , UNLESS EXTENDED (THE “EXPIRATION DATE”). OLD NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE. AFTER THE EXPIRATION DATE HAS BEEN EXTENDED, OLD NOTES TENDERED PURSUANT TO THE EXCHANGE OFFER AS OF THE PREVIOUSLY SCHEDULED EXPIRATION DATE MAY NOT BE WITHDRAWN AFTER THE DATE OF THE PREVIOUSLY SCHEDULED EXPIRATION DATE.
The Exchange Agent for the Exchange Offer is
U.S. Bank National Association

By Facsimile: (651) 495-8156 Confirm by Telephone (800) 934-6802 Attention: Specialized Finance	By Registered or Certified Mail: U.S. Bank Corporate Trust Services 60 Livingston Avenue St. Paul Minnesota 55107 Attention: Specialized Finance	By Hand before 4:30 p.m.: U.S. Bank Corporate Trust Services 60 Livingston Avenue St. Paul Minnesota 55107 Attention: Specialized Finance
By Overnight Courier and By Hand after 4:30 p.m. on the Expiration Date:
U.S. Bank
Corporate Trust Services
60 Livingston Avenue
St. Paul Minnesota 55107

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      This Letter of Transmittal is to be completed by holders of Old Notes (as defined below) either if Old Notes are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by U.S. Bank National Association (the “Exchange Agent”) at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offer — Procedures for Tendering” in the Prospectus (as defined below).
      Holders of Old Notes whose certificates (the “Certificates”) for such Old Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer — Procedures for Tendering — Guaranteed Delivery Procedures” in the Prospectus.
      SEE INSTRUCTION 1. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
ALL TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF OLD NOTES TENDERED

If Blank, please print Name		Old Notes Tendered
and Address of Registered Holder		(Attach Additional List of Notes)

Certificate	Principal Amount of	Principal Amount of
Number(s)*	Old Notes	Old Notes Tendered (If Less Than All)**

Total Amount Tendered:

* Need not be completed by book-entry holders.
** Old Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof. All Old Notes held shall be deemed tendered unless a lesser number is specified in this column.

BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY:

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:

DTC Account No.

Transaction Code No.

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:
Name of Tendering Institution:

DTC Account No.

Transaction Code No.

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
Name:

Address:

Ladies and Gentlemen:
      The undersigned hereby tenders to Dollar Financial Group, Inc., a New York corporation (the “Issuer”), the above described aggregate principal amount of the Issuer’s issued and outstanding 9.75% senior notes due 2011 (the “Old Notes”), which are not registered under the Securities Act of 1933, in exchange for a like aggregate principal amount of the Issuer’s new 9.75% senior notes due 2011 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, respectively, upon the terms and subject to the conditions set forth in that certain prospectus of the Issuer, dated                           , 2005 (as the same may be amended or supplemented from time to time, the “Prospectus”), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the “Exchange Offer”).
      Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Issuer all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Issuer in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Notes to the Issuer together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to be issued in exchange for such Old Notes, (ii) present Certificates for such Old Notes for transfer, and to transfer the Old Notes on the books of the Issuer, and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.
      THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE ISSUER WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE ISSUER OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENTS. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.
      The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Notes. The Certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.
      If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.
      The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in “The Exchange Offer — Procedures for Tendering” in the Prospectus and in the instructions hereto will, upon the Issuer’s acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Old Notes tendered hereby.

      Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please deliver the Exchange Notes to the undersigned at the address shown below the undersigned’s signature.
      By tendering Old Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that (i) the undersigned is not an “affiliate” (as defined in Rule 405 under the Securities Act) of the Issuer or any of its subsidiaries, (ii) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business, (iii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act of 1933) of Exchange Notes to be received in the Exchange Offer, and (iv) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act of 1933) of such Exchange Notes. By tendering Old Notes pursuant to the Exchange Offer and executing this Letter of Transmittal, a holder of Old Notes which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (a) such Old Notes held by the broker-dealer are held only as a nominee, or (b) such Old Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act of 1933 in connection with any resale of such Exchange Notes (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act of 1933). See “The Exchange Offer — Terms of the Exchange Offer” and “Plan of Distribution” in the Prospectus.
      The Issuer has agreed that, subject to the provisions of the Registration Rights Agreement dated as of June 23, 2005 by and among the Issuer, the Initial Purchaser (as defined therein) and the other parties named therein (the “Registration Rights Agreement”), the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer in connection with resales of Exchange Notes received in exchange for Old Notes, where such Old Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the Expiration Date (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such Exchange Notes have been disposed of by such participating broker-dealer. However, a participating broker-dealer who intends to use the Prospectus in connection with the resale of Exchange Notes received in exchange for Old Notes pursuant to the Exchange Offer must notify the Issuer, or cause the Issuer to be notified, on or prior to the Expiration Date, that it is a participating broker-dealer. Such notice may be given in the space provided herein for that purpose or may be delivered to the Exchange Agent at one of the addresses set forth in the Prospectus under “The Exchange Offer — Exchange Agent.” In that regard, each participating broker-dealer, by tendering such Old Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Issuer of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such participating broker-dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Issuer has amended or supplemented the Prospectus to correct such misstatement or omission and have furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or the Issuer has given notice that the sale of the Exchange Notes may be resumed, as the case may be.
      If the Issuer gives such notice to suspend the sale of the Exchange Notes, the 180-day period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes shall be extended by the number of days in the period from and including the date of the giving of such notice to and including the date when the Issuer shall have made available to participating broker-dealers copies of the supplemented or amended Prospectus necessary to resume resales of the Exchange Notes up to and including the date on which the Issuer has given notice that the use of the applicable Prospectus may be resumed, as the case may be.

      For each Old Note accepted for exchange, the holder will receive an Exchange Note having a principal amount equal to that of the surrendered Old Note. The Exchange Note will bear interest from the most recent date to which interest has been paid on the Original Notes, or if no interest has been paid, from May 15, 2005. Accordingly, registered holders of Exchange Notes on the relevant record date for the first interest payment date following completion of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from May 15, 2005. Old Notes accepted for exchange will cease to accrue interest from and after the date of completion of the Exchange Offer. Holders whose Old Notes that are accepted for exchange will not receive any payment of interest on the Old Notes otherwise payable on any interest payment date the record date for which occurs after completion of the Exchange Offer.
      All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

HOLDER(S) SIGN HERE (SEE INSTRUCTIONS 2, 5 AND 6)
(PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
(NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)
      Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Issuer or the Trustee for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes). If the signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer’s full title. See Instruction 5.
(SIGNATURE(S) OF HOLDER(S))
Signature(s): ________________________________________________________ Dated: ______________________________, 2005
Name(s):

(Please Print)
Address:

(Include Zip Code)
Area Code and Telephone Number:

TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER(S)
GUARANTEE OF SIGNATURE(S)
(SEE INSTRUCTIONS 2 AND 5)
Authorized Signature:

Name:

(Please Print)
Date: ______________________________ , 2005
Capacity of Title:

Name of Firm:

Address:

(Include Zip Code)
Area Code and Telephone Number:

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5, 6 and 11)
     To be completed ONLY if the Exchange Notes are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above:
Issue Exchange Notes to:
Name:

(Please Print)
Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.)
SPECIAL DELIVERY INSTRUCTIONS
(See, Instructions 1, 5 AND 6)
     To be completed ONLY if the Exchange Notes are to be sent to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.
Mail Exchange Notes to:
Name:

(Please Print)
Address:

(Include Zip Code)

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
      1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer — Procedures for Tendering” in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date. Old Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples thereof.
      Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer — Procedures for Tendering — Guaranteed Delivery Procedures” in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Issuer, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Old Notes, in proper form for transfer, together with a Letter of Transmittal (or manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in “The Exchange Offer — Procedures for Tendering — Guaranteed Delivery Procedures” in the Prospectus.
      The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as “an eligible guarantor institution,” including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association.
      THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND PROPERLY INSURED OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
      The Issuer will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or manually signed facsimile thereof), waives any right to receive any notice of the acceptance of such tender.
      2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

(i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above, or

(ii) such Old Notes are tendered for the account of a firm that is an Eligible Institution.

      In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.
      3. Inadequate Space. If the space provided in the box captioned “Description of Old Notes” is inadequate, the Certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.
      4. Partial Tenders and Withdrawal Rights. Tenders of Old Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Old Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the box entitled “Principal Amount (or Principal Amount at Maturity) of Old Notes Tendered (if less than all).” In such case, new Certificate(s) for the remainder of the Old Notes that were evidenced by your old Certificate(s) will only be sent to the holder of the Old Notes, promptly after the Expiration Date. All Old Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.
      Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn, and (if Certificates for Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the Certificate for the Old Notes, if different from that of the person who tendered such Old Notes. If Certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in “The Exchange Offer — Procedures for Tendering,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under “The Exchange Offer — Procedures for Tendering.”
      All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuer, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Issuer, any affiliates or assigns of the Issuer, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.
      5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.
      If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
      If any tendered Old Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or manually signed facsimiles thereof) as there are different registrations of Certificates.
      If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Issuer, in its sole discretion, of such persons’ authority to so act.

      When this Letter of Transmittal is signed by the registered owner(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.
      If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Issuer or the Trustee for the Old Notes may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.
      6. Special Issuance and Delivery Instructions. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.
      7. Irregularities. The Issuer determines, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Issuer reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Issuer, be unlawful. The Issuer also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under “The Exchange Offer — Conditions” or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Issuer’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Issuer, any affiliates or assigns of the Issuer, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.
      8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at one of its addresses and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.
      9. 28% Backup Withholding; Substitute Form W-9. Under U.S. Federal income tax law, a holder whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the “IRS”) may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to a 28% backup withholding.
      The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 28% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

      The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.
      Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write “exempt” on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting an appropriate properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status. Please consult the enclosed Substitute Form W-9 for additional guidance on which holders are exempt from backup withholding.
      Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the Internal Revenue Service.
      10. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Old Notes has been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.
      11. Security Transfer Taxes. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.
      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

TO BE COMPLETED BY ALL TENDERING HOLDERS OF NOTES

PAYER’S NAME: DOLLAR FINANCIAL GROUP, INC.

Name (If in joint names, list first and circle the name of the person or entity whose number you enter in Part 1)

Business Name (if different from above)

Check appropriate box(es):

☐	Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other

☐	Exempt from backup withholding

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number(s) OR Employer Identification Number

Part 2 — Certification — Under penalty of perjury, I certify that: (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien).

Payer’s Request for Taxpayer Identification Number (“TIN”)	Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.	Part 3 — Awaiting TIN

SIGNATURE:	DATE:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN PENALTIES IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable cash payments payable to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide any taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

SIGNATURE:	DATE:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
      Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer. Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of		Give the SOCIAL
account:		SECURITY number of

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined fund, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single- owner LLC	The owner(3)
6.	Sole proprietorship or single- owner LLC	The owner(3)

7.	A valid trust, estate, or pension trust	The legal entity(4)
8.	Corporate	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization
10.	Partnership	The Partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Obtaining a Number
If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1-(800)-TAX-FORM, and apply for a number.
Payees Exempt from Backup Withholding
Payees specifically exempted from withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government and any political subdivision, agency or instrumentality thereof.
Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a)

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.
Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.
Payments of interest generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.
Certain payments other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.
Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. COMPLETE AND FILE THIS FORM WITH THE PAYER AND BE SURE TO CHECK THE BOX ON THE UPPER RIGHT SIDE OF THE FORM NEXT TO “EXEMPT FROM BACK UP WITHHOLDING”.
Privacy Act Notice. — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.
Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
   (3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE